UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

CNL Retirement Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

   On March 8, 2006, our Board of Directors unanimously approved a resolution to amend our Bylaws, effective as of January 1, 2006, to revise the provision regarding compensation paid to the members of our Board of Directors in consideration for their service on our Board of Directors and committees of our Board of Directors.  Reference is made to Amendment No. Four to the Bylaws of CNL Retirement Properties, Inc., which is filed as Exhibit 3.1 to this Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

	Exhibit No. 3.1	Amendment No. Four to the Bylaws of CNL Retirement Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: March 14, 2006	/s/ Clark Hettinga
Clark Hettinga
Chief Financial Officer

EXHIBIT INDEX

3.1	Amendment No. Four to the Bylaws of CNL Retirement Properties, Inc.